Kemper U.S. Government Securities Fund

ANNUAL REPORT TO SHAREHOLDERS
FOR THE YEAR ENDED OCTOBER 31, 1995

OFFERING INVESTORS THE OPPORTUNITY FOR HIGH CURRENT INCOME,
LIQUIDITY AND SECURITY OF PRINCIPAL


"The declining interest rates of 1995 made Treasuries an excellent investment to enhance the fund's performance"

[KEMPER MUTUAL FUNDS LOGO]

Table of
 Contents

3
General
Economic Overview

5
Performance Update

7
Terms to Know

9
Portfolio Statistics

10
Portfolio of
Investments

11
Report of
Independent Auditors

12
Financial Statements

14
Notes to
Financial Statements

18
Financial Highlights


At A Glance

Kemper U.S. Government Securities Fund Total Returns for the year ended October 31, 1995 (unadjusted for any sales charge):

                      [BAR GRAPH]

     CLASS A    CLASS B    CLASS C    LIPPER
                                      GNMA
                                    BOND FUNDS
                                     CATEGORY
                                     AVERAGE*






     15.24%     14.18%     14.33%     14.07%


-----------------------------------------------------------
NET ASSET VALUE
-----------------------------------------------------------

                                  AS OF            AS OF
                                10/31/95         10/31/94
-----------------------------------------------------------
KEMPER U.S. GOVERNMENT
SECURITIES FUND CLASS A           $8.92            $8.35
KEMPER U.S. GOVERNMENT
SECURITIES FUND CLASS B           $8.91            $8.34
KEMPER U.S. GOVERNMENT
SECURITIES FUND CLASS C           $8.93            $8.35


-----------------------------------------------------------
KEMPER U.S. GOVERNMENT
SECURITIES FUND RANKINGS*
-----------------------------------------------------------

COMPARED TO ALL OTHER FUNDS IN THE LIPPER
GNMA BOND FUNDS CATEGORY*

           1-YEAR                 5-YEAR          10-YEAR
-----------------------------------------------------------
CLASS A    #9 of 49 funds         #7 of 27         #2 of 15
CLASS B    #27 of 49 funds        N/A              N/A
CLASS C    #24 of 49 funds        N/A              N/A


*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Returns and rankings are historical and do not reflect future performance.

-----------------------------------------------------------
DIVIDEND AND YIELD REVIEW
-----------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND
AND YIELD INFORMATION FOR THE FUND AS OF
OCTOBER 31, 1995.

                          CLASS A    CLASS B    CLASS C
-----------------------------------------------------------
1 YEAR INCOME:            $0.6540    $0.5726    $0.5761
OCTOBER DIVIDEND:         $0.0530    $0.0467    $0.0473
ANNUALIZED
DISTRIBUTION RATE+:          7.13%      6.29%      6.36%
SEC YIELD+:                  6.16%      5.46%      5.50%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 1995. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 1995 shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission.

About Your Report

SHAREHOLDER REPORTS REVISED

Your fund's annual report is the best source for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you as well as explain significant changes to the fund over the last fiscal year. In addition, the performance update includes commentary from your fund's portfolio manager or management team on what might be expected in the coming months.

     Specifically, your report now includes:
-  Terms you need to know related to your fund
-  A look at your fund's portfolio composition and how it has changed
- The years to maturity and the duration of the fund's underlying investments

     If you have any comments about the revised format or if you have suggestions for additional changes, please write to:

   Kemper Mutual Funds
   Shareholder Communications
   120 South LaSalle Street
   Chicago, IL 60603

General Economic Overview

                     STEPHEN B. TIMBERS IS CHIEF EXECUTIVE AND CHIEF INVESTMENT
     [PHOTO] OFFICER OF KEMPER FINANCIAL SERVICES, INC. (KFS). KFS AND ITS AFFILIATES MANAGE APPROXIMATELY $63 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS
                     A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.


DEAR SHAREHOLDER,

Investors enjoyed generally positive performance in both the fixed income and stock markets in the first 10 months of 1995. At this point in the year, the returns of most leading securities markets worldwide are significantly higher than they were at the same time in 1994.

     We have an excellent environment for financial assets. After several quarters of robust growth, the United States economy seems to be growing at a pace that investors find comfortable. Contrary to isolated reports that caused some observers to become concerned, the economy is in no jeopardy of recession. Its health was confirmed with the news that the economy grew (as measured by real gross domestic product [GDP]) at an annual rate of 4.2% in the third quarter. This follows much lower growth in the first two quarters, as the economy was adjusting to the Federal Reserve Board's series of interest rate increases. The slowdown, in fact, was acknowledged by the Fed when it eased short-term rates by a small but symbolic 25 basis points in July. Now we know that the economy was rebounding from July through September.

     The economy's continued growth without a corresponding increase in inflation is very encouraging. Although we are well along in the economic cycle and at a point when prices often start hiking up, inflationary pressures have actually been reduced somewhat.

     Will the Federal Reserve Board adjust interest rates again? As of this date -- which precedes any resolution on the federal budget issue -- we doubt that the Fed has motivation to either ease or (which would be even less likely) raise interest rates. Our forecast calls for lower growth ranging between 2% to 3% for the next few quarters, with the momentum likely to come from exports and non-residential construction.

MARKET OUTLOOK

Slow growth and low inflation is the optimal combination for investors in the fixed income markets, and we expect them to continue to perform well.

     We believe that the opportunities for common stock investors will be increasingly concentrated in higher quality investments. After hitting new highs and showing considerable strength for most of the year, the stock market showed some vulnerability when it took a tumble in the summer. The market recovered after a brief period and has gained ground since. But such a sudden, severe mini-correction served to remind investors that the current bull market will inevitably come to an end someday and that some sectors may even be overextended today.

     As we view the remainder of the year, companies cannot necessarily count on the economy to provide above-average earnings support. Rather, stocks that have proven themselves with a pattern of consistent earnings are likely to attract investor support. Specifically, sectors that produce more consistent earnings, such as health care, consumer nondurables, selected technology and selected capital goods can be expected to do well. Picking the right sectors to invest in will be the key challenge for equity investors during the next few quarters.

     International investing continues to be quite complex. After sinking to its post-World War II low in April, the value of the U.S. dollar has gained strength against most foreign currencies. While a stronger dollar favors the U.S. economy because it reduces the cost of American imports and attracts foreign capital, a strong dollar in relation to a local currency has the effect of devaluing a foreign investment. The value of the dollar and the attractiveness of U.S. investments to foreign investors will be key factors in the next few months.

General Economic Overview

------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
------------------------------------------------------------------------------
Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.



                            [BAR GRAPH]




                                Now (10/31/95)          6 months ago            1 year ago           2 years ago
10-year Treasury rate(1)            6.04                    6.63                    7.96                5.72
Prime rate(2)                       8.75                    9.00                    8.15                6.00
Inflation(3)                        2.74                    3.18                    2.60                2.74
Dollar(4)                          -1.05                  -10.02                   -5.65                1.23
Capital goods orders(5)*            7.60                   17.84                   13.93               23.75
Industrial production(6)            2.20                    3.31                    6.58                2.98
Employment growth(7)                1.79                    2.30                    3.25                2.47



(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on corporate profits and equity performance.

(7) An influence on family income and retail sales.

    *Data as of September 30, 1995


SOURCE: ECONOMICS DEPARTMENT, KEMPER FINANCIAL SERVICES, INC.

     We are in the midst of a global recovery, and the same fundamentals that have driven markets higher in the U.S. can be found in many foreign countries currently. However, leading international economies continue to lag the U.S. Japan and Germany, whose economies typically follow U.S. growth, are not as robust as in past cycles. Moreover, conditions in emerging market countries underline the importance of careful research and experience in understanding how these markets work.

     Political leadership also has some bearing on the progress of the economy and the state of the financial markets. In the months preceding a presidential election year, it has been common for incumbents to attempt to stimulate growth. Given our Republican Congress and Democratic President, however, we do not consider this as likely this time.

     With the rest of the country, we are closely following political initiatives to produce a balanced federal budget. This is a political wild card, but we would expect both the stock and fixed-income markets to react with enthusiasm if progress can be made.

     With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including a question-and-answer interview with your fund's portfolio manager. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,



Stephen B. Timbers
STEPHEN B. TIMBERS
CHIEF INVESTMENT AND EXECUTIVE OFFICER

November 6, 1995

Performance Update

                           J. PATRICK BEIMFORD, JR. JOINED KEMPER FINANCIAL
       [PHOTO] SERVICES, INC., IN 1976 AND IS NOW CHIEF INVESTMENT OFFICER FOR FIXED-INCOME INVESTMENTS. HE HAS RE-ASSUMED THE ROLE OF PORTFOLIO MANAGER OF KEMPER U.S. GOVERNMENT SECURITIES FUND. BEIMFORD RECEIVED HIS BACHELOR OF SCIENCE AND INDUSTRIAL MANAGEMENT DEGREE FROM PURDUE UNIVERSITY AND RECEIVED HIS M.B.A. FROM THE UNIVERSITY OF CHICAGO.


KEMPER U.S. GOVERNMENT SECURITIES FUND PROVIDED STRONG RETURNS FOR A PERIOD THAT OPENED DURING A TURBULENT BOND MARKET AND ENDED IN AN ENVIRONMENT OF DECLINING INTEREST RATES AND LOW INFLATION. PORTFOLIO MANAGER J. PATRICK BEIMFORD, JR. EXPLAINS HOW U.S. TREASURIES AND A LONGER AVERAGE DURATION HEIGHTENED THE FUND'S TOTAL RETURN.

Q: THE FUND'S FISCAL YEAR -- NOVEMBER 1, 1994, THROUGH OCTOBER 31, 1995 -- WAS A PERIOD WHERE WE SAW BOTH RISING AND FALLING INTEREST RATES AND A SLOWING OF ECONOMIC GROWTH. HOW DID THIS ENVIRONMENT IMPACT THE PERFORMANCE OF GOVERNMENT SECURITIES?

A:   The change in interest rate direction and the slowing of economic growth was the basis for all of our adjustments to the fund. Essentially, we altered duration and the level of investment in mortgages and U.S. Treasuries as our outlook for the economy changed. Here's what happened in detail.

     At the start of the fiscal year, 83 percent of the portfolio was invested in mortgages and the fund had a relatively short duration of 3.5 years. This is considered a defensive position, which was appropriate because the economy was expanding and interest rates were rising. Duration is a measurement of a portfolio's sensitivity to interest rates. The shorter the duration, the less sensitive the portfolio is to interest rate changes. And the fund's shorter-duration holdings, although they declined in price, held their value better than longer-duration investments that fell dramatically in price as interest rates rose.

     Economic data released in December indicated that growth was beginning to slow and that inflation would not be problematic. In anticipation of declining interest rates that we expected would follow, we increased the fund's duration to 5.1 years. This was accomplished by purchasing discounted 30-year Government National Mortgage Association (GNMA) mortgage-backed securities, which are long duration assets that tend to perform well when interest rates fall. We also began to sell our shorter duration Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) bonds. Our move to extend duration was well ahead of the market, which was still favoring short duration investments at the start of 1995.

     This strategy also positioned the fund to benefit from a government bond rally that occurred in May. During the rally, we extended the fund's duration even further and reduced our mortgage holdings to invest in U.S. Treasuries.
As a result of the market rally and our early move to extend duration, the fund outperformed the average return of its peers for four out of the first five months of 1995.

     We increased mortgage holdings by five percent in July to a level of 93 percent of the portfolio and offset this increase by a five percent reduction in Treasuries. The shift was prompted by the relative underperformance of

Performance Update

mortgages compared to Treasuries and our expectation that mortgages would increase in value if interest rates began to stabilize. And at that time, the price of mortgages had dropped to a point where the risk and reward of owning them versus Treasuries was extremely attractive. The fund benefited as mortgages outperformed Treasuries in July and during part of August when the market reacted to economic data suggesting that economic growth was beginning to accelerate. By late August, economic data had come in weaker than expected, and we increased Treasuries back to 12 percent of the portfolio. This diversification into Treasuries enhanced the fund's overall performance as they appreciated in price.

Q:   THE FUND'S FISCAL YEAR INCLUDES TWO MONTHS OF 1994 -- ONE OF THE WORST
YEARS IN THE HISTORY OF THE BOND MARKET. YET THE BOND MARKET MORE THAN RECOVERED IN THE FIRST SEVERAL MONTHS OF 1995. WHAT, IF ANYTHING, DID YOU LEARN FROM THESE TWO PERIODS?

A:   More than anything, perhaps, the last 12 months have demonstrated the importance of being flexible. For example, the declining interest rates of 1995 made Treasuries an excellent investment to enhance the fund's performance -- so we shifted funds out of mortgages and into Treasuries. Previously, our instinct may have been to remain with the higher-yielding mortgages, but in a rallying market, Treasuries tend to outperform mortgages. In fact, at the height of the rally in May, our mortgage holdings were at their lowest -- representing 84 percent of the portfolio -- and Treasuries represented 12 percent. This shift to Treasuries contributed to the fund's superior May performance. And Treasuries continued to perform well throughout the rest of the fiscal year.

SEVERAL MARKET FORCES INFLUENCED INVESTORS
IN U.S. GOVERNMENT SECURITIES
FROM NOVEMBER 1994 THROUGH OCTOBER 1995

---------------------------
A. ECONOMIC GROWTH SLOWED
AND THEN ACCELERATED...
---------------------------
Economic growth, as measured by quarterly changes in the U.S. economy's gross domestic product (GDP), was robust throughout 1994, fell dramatically by mid-1995 and gained momentum during the third quarter of 1995.

     [BAR GRAPH]

4Q94            5.10
1Q95            2.70
2Q95            1.30
3Q95            4.20

Source: Bloomberg


-----------------------------
B. IN RESPONSE TO RISING
SHORT-TERM INTEREST RATES...
-----------------------------
The Federal Reserve Board continued its series of interest rate hikes until early July 1995, when it announced a modest interest rate cut. This line tracks the Fed's changes to the federal funds rate (the interest rate that banks charge each other for overnight loans), which is a measure of short-term interest rates.

    [BAR GRAPH]

START OF
FISCAL
YEAR            4.80
11/15           5.50
2/1             6.00
7/6/95          5.80

Source: Investment Company Institute (ICI) Mutual Fund 1995 Fact Book and The Wall Street Journal

---------------------------------
C. BUT INFLATION POSED NO THREAT
---------------------------------
Despite worries that the strong growth in 1994 would result in increased price inflation, the Consumer Price Index (CPI) never significantly accelerated during the period.


     [BAR GRAPH]

4Q94            .60
1Q95            .80
2Q95            .80
3Q95*           .48

Source: Bureau of Labor Statistics
*KFS Forecast

Performance Update

Q:   ISN'T THERE A PRICE TO PAY WHEN YOU FAVOR TREASURIES FOR AS LONG AS YOU DID
DURING THE YEAR?

A:   Treasuries provide lower yields than mortgages but the trade-off we made was for a higher total return. In August, the dividend distribution was reduced. However, the primary reason for the reduction was 1995's declining interest rates. Yields from Treasuries and mortgages both fell as interest rates declined. And since Treasuries generally provide lower yields, the fund's potential for current income was further reduced. But it made sense to sacrifice some current income to gain the Treasuries' higher total return.

Q:   DO YOU EXPECT THAT INTEREST RATES WILL CONTINUE TO FALL? IF SO, WHAT EFFECT
WILL RATES HAVE ON THE FUND'S PERFORMANCE?

A:   Yes, we believe that interest rates will continue to fall even though we anticipate continued slow to moderate economic growth. Our optimism is, in part, based on our expectation that a meaningful balanced federal budget agreement will be reached. If that happens, it is likely that interest rates may move even lower during 1996. And that could be a very positive environment for fixed-income investments.

Q:   WHAT COULD THREATEN YOUR OUTLOOK -- AND RESULT IN AN ADJUSTMENT OF YOUR
PORTFOLIO MANAGEMENT STRATEGY?

A:   Our risks are fairly obvious. If strong economic growth resumes, our interest rate outlook will be wrong, and we'd have to shift our strategy accordingly -- probably by shortening the fund's duration and reducing our level of Treasury holdings. But currently we don't see that happening. We expect a continued slow-growth, low-inflation environment, which is positive for shareholders of the fund.

Terms To Know

DURATION Duration is a measure of the interest rate sensitivity of a fixed-income portfolio incorporating time to maturity and coupon size. The larger the duration number, the greater the interest rate risk.


TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

YIELD A fund's yield is a measure of the net investment income per share earned over a specific one month or 30-day period expressed as a percentage of the maximum offering price of the fund's shares at the end of the period.

Performance Update
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------
FOR PERIODS ENDED OCTOBER 31, 1995 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                        LIFE OF
                          1-YEAR     5-YEAR   10-YEAR     CLASS
-----------------------------------------------------------------------------------
KEMPER U.S. GOVERNMENT
SECURITIES FUND CLASS A   10.10%     7.82%    8.79%       9.26%     (SINCE 10/1/79)
KEMPER U.S. GOVERNMENT
SECURITIES FUND CLASS B   11.18      N/A      N/A         6.85      (SINCE 5/31/94)
KEMPER U.S. GOVERNMENT
SECURITIES FUND CLASS C   14.33      N/A      N/A         9.11      (SINCE 5/31/94)

-------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
KEMPER U.S. GOVERNMENT SECURITIES FUND CLASS A
FROM 10/1/79 THROUGH 10/31/95
-------------------------------------------------------------------------------
                                 [LINE GRAPH]

                                                    10/1/79   12/31/83   12/31/87  12/31/91  10/31/95
Kemper U.S. Government Securities Fund Class A(1)   $10,000    $13,142    $21,535   $33,575   $41,530

Salomon Brothers 30-Year GNMA Index+                $10,000    $15,312    $25,991   $42,094   $54,703

Consumer Price Index++                              $10,000    $13,579    $15,469   $18,485   $20,603

-------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
KEMPER U.S. GOVERNMENT SECURITIES FUND CLASS B
FROM 5/31/94 THROUGH 10/31/95
-------------------------------------------------------------------------------
                                 [LINE GRAPH]

Kemper U.S. Government Securities Fund Class B(1)      $10,000               $ 9,903             $10,986

Salomon Brothers 30-Year GNMA Index+                   $10,000               $10,116             $11,542

Consumer Price Index++                                 $10,000               $10,149             $10,420

-------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
KEMPER U.S. GOVERNMENT SECURITIES FUND CLASS C
FROM 5/31/94 THROUGH 10/31/95
-------------------------------------------------------------------------------
                                 [LINE GRAPH]

                                                         5/31/94              12/31/94           10/31/95
Kemper U.S. Government Securities Fund Class C(1)       $10,000               $ 9,930             $11,317

Salomon Brothers 30-Year GNMA Index+                    $10,000               $10,116             $11,542

Consumer Price Index++                                  $10,000               $10,149             $10,420

Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for A Shares adjustment for the maximum sales charge of 4.5% and for B Shares adjustment for the applicable contingent deferred sales charge as follows: 1-year, 3%; 5-year, 1%; since inception, 0%. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A Shares and the contingent deferred sales charge in effect at the end of the period for B Shares. In comparing the Kemper
U.S. Government Securities Fund performance to the Salomon Brothers 30-year GNMA Index, you should also note that the fund's performance reflects the applicable sales charge, while no such charges are reflected in the performance of the index.

+ The Salomon Brothers 30-Year GNMA Index is unmanaged, is on a total return basis with all dividends reinvested and is comprised of GNMA 30-year pass throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product. Source is Salomon Brothers Inc.

++ The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.

Portfolio Statistics

PORTFOLIO COMPOSITION

--------------------------------------------------------------
                                  ON 10/31/95      ON 10/31/94
--------------------------------------------------------------
MORTGAGE-BACKED GNMA                  80%              58%
LONG-TERM GOVERNMENTS                 17               --
OTHER                                  3               25
CASH AND EQUIVALENT                   --               17
                                     100%             100%
                                           [PIE CHART]
                                 ON 10/31/95      ON 10/31/94

-  MORTGAGE-BACKED GNMA
-  OTHER
-  LONG-TERM GOVERNMENTS
-  CASH AND EQUIVALENT


YEARS TO MATURITY

--------------------------------------------------------------
                                  ON 10/31/95      ON 10/31/94
--------------------------------------------------------------
LESS THAN 4                            7%              25%
4-10 YEARS                            37               --
10-20 YEARS                           43               55
20+ YEARS                             13               20
                                     100%             100%
                                           [PIE CHART]
                                 ON 10/31/95      ON 10/31/94

-  LESS THAN 4
-  4-10 YEARS
-  10-20 YEARS
-  20+ YEARS


DURATION


--------------------------------------------------------------
                                  ON 10/31/95      ON 10/31/94
--------------------------------------------------------------
DURATION                           5.3 YEARS        3.5 YEARS


Portfolio of Investments

KEMPER U.S. GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS AT OCTOBER 31, 1995
(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------
                                                        COUPON                          PRINCIPAL
U.S. GOVERNMENT OBLIGATIONS             TYPE            RATE            MATURITY        AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL                     Pass-through    6.50%           2023-2025     $  605,030   $  588,013
MORTGAGE ASSOCIATION -                  Certificates    7.00            2022-2026      1,230,392    1,220,730
80.1%                                                   7.50            2007-2026      1,181,275    1,196,301
(Cost: $3,636,670)                                      8.00            2016-2025        415,434      427,378
                                                        8.50            2016-2025         70,026       72,903
                                                        9.00            2005-2023         91,145       95,788
                                                        9.50            2009-2023         67,776       72,351
                                                       10.00            2009-2022         81,480       88,890
                                                       10.50            2013-2021         32,701       35,900
=============================================================================================================
                                                                                                    3,798,254




U.S. TREASURY SECURITIES -              Notes       8.875-9.375              1996       378,000       383,883
27.0%                                                6.50-8.50               1997        37,900        39,335
(Cost: $1,273,185)                                      9.00                 1998        42,000        45,268
                                                    8.875-9.125              1999        67,000        73,952
                                                        6.75                 2000         4,900         5,076
                                        Bonds          12.375                2004        28,000        39,659
                                                       12.75                 2010        58,050        86,349
                                                        7.25                 2016       229,000       250,505
                                                        7.875                2021        50,085       558,858
                                                        7.25                 2022       127,000       139,998
                                                    6.875-7.625              2025       141,000       154,417
=============================================================================================================
                                                                                                    1,277,300




FEDERAL NATIONAL MORTGAGE               Pass-through    6.50                 2025      130,103        126,176
ASSOCIATION - 2.9%                      Certificates    8.00                 2024       10,302        210,553
(Cost: $135,991)
=============================================================================================================
                                                                                                      136,729
=============================================================================================================
                                        TOTAL U.S. GOVERNMENT OBLIGATIONS-110.0%
                                        (Cost: $5,045,846)                                          5,212,283
=============================================================================================================




REPURCHASE
AGREEMENTS (a) - 2.8%                   Yield-5.75% to 5.95%, Dated October 1995,
                                        Due November 1995


                                        Bear, Stearns & Company                       $ 31,403    $   31,403
                                        First Boston Corporation                        26,500        26,500
                                        (held at Chemical Bank)
                                        Nikko Securities International                  26,000        26,000
                                        (held at the Bank of New York)



Portfolio of Investments


(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------
                        COUPON               PRINCIPAL
TYPE                     RATE                 AMOUNT                VALUE
-------------------------------------------------------------------------
Salomon Brothers                              $50,000             $50,002
(held at the Bank of New York)
=========================================================================
TOTAL REPURCHASE AGREEMENTS
(Cost: $133,903)                                                  133,905
=========================================================================
TOTAL INVESTMENTS--112.8%
(Cost: $5,179,749)                                              5,346,188
=========================================================================
LIABILITIES, LESS CASH AND OTHER
ASSETS--(12.8%)                                                  (607,773)
=========================================================================
NET ASSETS--100%                                               $4,738,415
=========================================================================

-------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------
(a) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. All collateral is held at the Fund's custodian bank, Investors Fiduciary Trust Company, or at subcustodian banks, as indicated. The collateral is monitored daily by the Fund so that its market value exceeds the carrying value of the repurchase agreement.

Based on the cost of investments of $5,179,749,000 for federal income tax purposes at October 31, 1995, the aggregate gross unrealized appreciation was $188,547,000, the aggregate gross unrealized depreciation was $22,108,000 and the net unrealized appreciation of investments was $166,439,000.

See accompanying Notes to Financial Statements.

Report of Independent Auditors

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER U.S. GOVERNMENT SECURITIES FUND

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Kemper U.S. Government Securities Fund as of October 31, 1995, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper U.S. Government Securities Fund at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1991, in conformity with generally accepted accounting principles.

                                                           ERNST & YOUNG LLP

Chicago, Illinois
November 28, 1995

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1995
(IN THOUSANDS)

------------------------------------------------------------
ASSETS
------------------------------------------------------------
Investments, at value
(Cost: $5,179,749)                                $5,346,188
Cash                                                  41,983
Receivable for:
 Fund shares sold                                      3,629
 Investments sold                                        321
 Interest                                             48,445
   TOTAL ASSETS                                    5,440,566
============================================================

------------------------------------------------------------
LIABILITIES AND NET ASSETS
------------------------------------------------------------
Payable for:
 Fund shares redeemed                                  5,749
 Investments purchased                               692,938
 Management fee                                        1,624
 Administrative services fee                             704
 Custodian and transfer agent
   fees and related expenses                             946
 Other                                                   190
  Total liabilities                                  702,151
NET ASSETS                                        $4,738,415
============================================================

------------------------------------------------------------
ANALYSIS OF NET ASSETS
------------------------------------------------------------

Paid-in capital                                   $5,038,295
Accumulated net realized loss on investments        (628,104)
Net unrealized appreciation on investments           166,439
Undistributed net investment income                  161,785
NET ASSETS APPLICABLE TO SHARES OUTSTANDING       $4,738,415
============================================================

------------------------------------------------------------
THE PRICING OF SHARES
------------------------------------------------------------

CLASS A SHARES
 Net asset value and redemption price per share
 ($4,672,301 divided by 523,810 shares outstanding)    $8.92
 Maximum offering price per share
 (net asset value, plus 4.71% of
 net asset value or 4.50% of offering price)           $9.34
============================================================
CLASS B SHARES
 Net asset value and redemption price
 (subject to contingent deferred sales charge)
 per share ($53,409 divided by 5,992 shares
 outstanding)                                          $8.91
============================================================
CLASS C SHARES
 Net asset value and redemption price per share
 ($4,833 divided by 541 shares outstanding)            $8.93
============================================================
CLASS I SHARES
 Net asset value and redemption price per share
 ($7,872 divided by 883 shares outstanding)            $8.92
============================================================

See accompanying Notes to Financial Statements.

Financial Statements

STATEMENT OF OPERATIONS

Year ended October 31, 1995
(IN THOUSANDS)

---------------------------------------------------------------------------
NET INVESTMENT INCOME
---------------------------------------------------------------------------
Interest income                                                    $403,338
Expenses:
 Management fee                                                      19,681
 Administrative services fee                                          7,921
 Distribution services fee                                              273
 Custodian and transfer agent fees and related expenses               6,029
 Professional fees                                                       90
 Reports to shareholders                                                750
 Trustees' fees and other                                               211
  Total expenses                                                     34,955
NET INVESTMENT INCOME                                               368,383
===========================================================================

---------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------
 Net realized loss on sales of investments
 (including options purchased)                                      (67,114)
 Net realized loss from futures transactions                         (3,914)
  Net realized loss                                                 (71,028)
 Change in net unrealized depreciation on investments               380,732
Net gain on investments                                             309,704
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $678,087
===========================================================================

STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                     YEAR ENDED OCTOBER 31,
                                                       1995         1994
---------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------
 Net investment income                              $  368,383      438,479
 Net realized loss                                     (71,028)    (483,792)
 Change in net unrealized depreciation                 380,732     (150,576)
Net increase (decrease) in net assets
resulting from operations                              678,087     (195,889)
Net equalization charges                               (21,081)     (38,562)
Distribution from net investment income               (362,971)    (417,164)
Net decrease from capital share transactions          (497,071)  (1,093,669)
TOTAL DECREASE IN NET ASSETS                          (203,036)  (1,745,284)
===========================================================================

---------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------
Beginning of year                                    4,941,451    6,686,735
END OF YEAR (INCLUDING UNDISTRIBUTED
NET INVESTMENT INCOME OF $161,785
AND $177,408, RESPECTIVELY)                         $4,738,415    4,941,451
===========================================================================

See accompanying Notes to Financial Statements.

Notes to Financial Statements

1 DESCRIPTION OF THE FUND    Kemper U.S. Government Securities Fund is an
                             open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions.
                             Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial or a contingent deferred sales charge but are subject to higher ongoing expenses than Class A shares and do not convert into another class. Class I shares, which are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Each share represents an identical interest in the investments of the Fund and has the same rights.

2 SIGNIFICANT
  ACCOUNTING POLICIES        INVESTMENT VALUATION. Investments are stated at
                             value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Exchange traded options are valued at the last sale price unless there is no sale price, in which event prices provided by market makers are used. Over-the-counter traded options are valued based upon prices provided by market makers. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes premium and discount amortization on money market instruments and mortgage-backed securities; it also includes original issue and market discount amortization on long-term fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At October 31, 1995 the Fund had $692,938,000 in purchase commitments outstanding (14.6% of net assets) with a corresponding amount of assets segregated.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of

Notes to Financial Statements

                         Class A). Proceeds payable on redemption of Class B shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                         FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at October 31, 1995, amounting to approximately $628,047,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 1998 through 2003.

                         The Fund declares and pays dividends on a monthly basis. Net realized capital gains, if any, reduced by capital loss carryovers, will be distributed at least annually. Differences in dividends per share are due to different class expenses. Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date.

                         Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                         EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

3 TRANSACTIONS           MANAGEMENT AGREEMENT. The Fund has a management
  WITH AFFILLIATES       agreement with Kemper Financial Services, Inc.
                         (KFS) and pays a management fee at an annual rate of .45% of the first $250 million of average daily net assets declining gradually to .32% of average daily net assets in excess of $12.5 billion. The
                         Fund incurred a management fee of $19,681,000 for the year ended October 31, 1995.

                         UNDERWRITING AND DISTRIBUTION SERVICES
                         AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                             COMMISSIONS          COMMISSIONS
                                                         COMMISSIONS        ALLOWED BY KDI          PAID TO
                                                          RETAINED         TO RETAIL FIRMS         AFFILIATES
                                                           BY KDI      (INCLUDING AFFILIATES)       OF KDI
                                                          -------       --------------------        ------
                         Year ended October 31, 1995      $380,000         2,427,000                325,000

                         For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group

Notes to Financial Statements


                       agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of Class B shares are as follows:

                                                                                    COMMISSIONS
                                                                   DISTRIBUTION     AND DISTRIBUTION            AMOUNTS
                                                                     FEES AND         FEES PAID BY              PAID TO
                                                                   CDSC RECEIVED      KDI TO FIRMS              AFFILIATES
                                                                      BY KDI       (INCLUDING AFFILIATES)        OF KDI
                                                                   -------------   -----------------------      ----------
                       Year ended October 31, 1995                  $364,000           1,514,000                 202,000

                       ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                          ASF
                                                                      ASF                PAID BY                     ASF
                                                                  PAID BY THE          KDI TO FIRMS                 PAID TO
                                                                  FUND TO KDI      (INCLUDING AFFILIATES)      AFFILIATES OF KDI
                                                                  -----------      ----------------------      -----------------
                       Year ended October 31, 1995                $7,921,000             7,965,000                 1,161,000

                       SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. For the year ended October 31, 1995, the transfer agent remitted shareholder service fees to KSvC of $4,925,000.

                       OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of KFS.
                       During the year ended October 31, 1995, the Fund made no direct payments to its officers and incurred trustees' fees of $58,000 to independent trustees.

4 INVESTMENT
  TRANSACTIONS

                       For the year ended October 31, 1995, investment transactions (excluding temporary short-term investments) are as follows (dollars in thousands):

                        Purchases                                  $17,478,026
                        Proceeds from sales                         18,057,389

                        OPTIONS WRITTEN:                                   CONTRACTS    PREMIUMS
                        ----------------                                   ---------    --------
                        Options outstanding at beginning of year                 550        $100
                        Option contracts repurchased                             550         100
                        Options outstanding at end of year                        --          --

Notes to Financial Statements

5 CAPTIAL SHARE TRANSACTIONS

The following table summarizes the activity in capital shares of the Fund (in thousands):

                                  YEAR ENDED OCTOBER 31,
                              1995                      1994
                       --------------------     ---------------------
                          SHARES  AMOUNT           SHARES   AMOUNT
---------------------------------------------------------------------
SHARES SOLD
---------------------------------------------------------------------
Class A                   23,085  $ 184,675        34,477   $ 298,197
Class B                    7,843     66,852         1,609      13,670
Class C                      842      7,173           107         901
Class I                      939      8,333            --          --

---------------------------------------------------------------------
SHARES ISSUED IN
REINVESTMENT OF DIVIDENDS
---------------------------------------------------------------------
Class A                   24,837    213,222        28,109     247,765
Class B                      168      1,462            16         133
Class C                       16        135             1           7
Class I                       14        122            --          --

---------------------------------------------------------------------
SHARES REDEEMED
---------------------------------------------------------------------
Class A                 (114,637)  (947,816)     (192,185) (1,650,717)
Class B                   (3,157)   (27,011)         (433)     (3,618)
Class C                     (424)    (3,604)           (1)         (7)
Class I                      (70)      (614)            --          --

---------------------------------------------------------------------
CONVERSION OF SHARES
---------------------------------------------------------------------
Class A                       52        450             3          22
Class B                      (51)      (450)           (3)        (22)
NET DECREASE FROM CAPITAL
SHARE TRANSACTIONS                $(497,071)              $(1,093,669)
=====================================================================

6 FINANCIAL FUTURES CONTRACTS

In order to take advantage of anticipated market conditions, the Fund has entered into exchange traded financial futures contracts as described below. The Fund bears the market risk that arises from changes in the value of these financial instruments.

At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian of a specified amount of cash or eligible securities. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and the broker as the market price of the futures contract fluctuates. At October 31, 1995, the market value of investments pledged by the Fund to cover margin requirements for open futures positions was $17,376,000. At October 31, 1995, the Fund had outstanding financial futures contracts as follows (in thousands):

                                            FACE                        EXPIRATION        GAIN AT
                          TYPE             AMOUNT       POSITION           MONTH         10/31/95
                          ----             ------       --------        ----------       --------
                          U.S. Treasury
                          Securities       $114,100     Long            December         $5,835

Financial Highlights

                                               -----------------------------------------------------------
                                                                         CLASS A
                                               -----------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,
                                                  1995         1994         1993         1992         1991
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year             $  8.35         9.29         9.30         9.32         8.71
Income from investment operations:
  Net investment income                            .66          .67          .69          .78          .84
  Net realized and unrealized gain (loss)          .56         (.97)        (.01)        (.02)         .61
Total from investment operations                  1.22         (.30)         .68          .76         1.45
Less distribution from net investment income       .65          .64          .69          .78          .84
Net asset value, end of year                   $  8.92         8.35         9.29         9.30         9.32
==========================================================================================================
TOTAL RETURN                                     15.24%       (3.37)        7.60         8.44        17.41

----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------
Expenses                                           .72%         .75          .65          .64          .63
Net investment income                             7.68         7.58         7.36         8.31         9.24


                                                ---------------------     --------------------      -------
                                                      CLASS B                   CLASS C             CLASS I
                                                ---------------------     --------------------      -------
                                                  YEAR        MAY 31,       YEAR       MAY 31,      JULY 3,
                                                 ENDED       1994 TO       ENDED       1994 TO      1995 TO
                                                OCT. 31,     OCT. 31,     OCT. 31,     OCT. 31,     OCT. 31,
                                                  1995         1994         1995         1994         1995
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $  8.34         8.67         8.35         8.67         8.88
Income from investment operations:
  Net investment income                            .58          .28          .60          .29          .22
  Net realized and unrealized gain (loss)          .56         (.38)         .56         (.38)         .04
Total from investment operations                  1.14         (.10)        1.16         (.09)         .26
Less distribution from net investment income       .57          .23          .58          .23          .22
Net asset value, end of period                 $  8.91         8.34         8.93         8.35         8.92
==========================================================================================================
TOTAL RETURN (NOT ANNUALIZED)                    14.18%       (1.15)       14.33        (1.01)        3.02

----------------------------------------------------------------------------------------------------------
ANNUALIZED RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------
Expenses                                          1.69%        1.71         1.64         1.68          .53
Net investment income                             6.71         7.09         6.76         7.12         7.07


----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
----------------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED OCTOBER 31,
                                                  1995         1994         1993         1992         1991
----------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)    $4,738,415    4,941,451    6,686,735    6,683,092    5,544,095
Portfolio turnover rate                            362%       1,000          550          569          695

NOTE: Total return does not reflect the effect of any sales charges.

Shareholders' Meeting

SPECIAL SHAREHOLDERS' MEETING

On September 19, 1995, a special shareholders' meeting was held. Kemper U.S. Government Securities Fund shareholders were asked to vote on four separate issues: election of nine Trustees to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement with Kemper Financial Services, Inc. or its successor on the same terms as the current agreement and for Class B and Class C shareholders only, approval of a new 12b-1 distribution plan with Kemper Distributors, Inc. or its successor on the same terms as the current plan. We are pleased to report that all nominees were elected and all other items were approved. Following are the results for each issue:

- Election of Trustees

                          For              Withheld
David W. Belin            352,049,074      10,738,513
Lewis A. Burnham          352,339,304      10,448,283
Donald L. Dunaway         352,303,026      10,484,561
Robert B. Hoffman         352,339,304      10,448,283
Donald R. Jones           352,121,632      10,665,955
David B. Mathis           352,049,074      10,738,513
Shirley D. Peterson       351,903,959      10,883,628
William P. Sommers        352,230,468      10,557,119
Stephen B. Timbers        352,303,026      10,484,561

- Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

                          For                      Against      Abstain
                          344,332,398              4,281,587    14,183,602

- Approval of new investment management agreement

                          For                      Against      Abstain
                          335,414,438              4,914,025    19,459,124

- Approval of new 12b-1 distribution plan

                          For                      Against  Abstain
Class B
Shares                    2,547,288                30,947   142,751
Class C
Shares                      141,327                     8     9,324

Trustees and Officers

TRUSTEES                                           OFFICERS

STEPHEN B. TIMBERS                                 J. PATRICK BEIMFORD, JR.
President and Trustee                              Vice President

DAVID W. BELIN                                     JOHN E. PETERS
Trustee                                            Vice President

LEWIS A. BURNHAM                                   PHILIP J. COLLORA
Trustee                                            Vice President
                                                   and Secretary
DONALD L. DUNAWAY
Trustee                                            CHARLES F. CUSTER
                                                   Vice President and
ROBERT B. HOFFMAN                                  Assistant Secretary
Trustee

DONALD R. JONES                                    JEROME L. DUFFY
Trustee                                            Treasurer

DAVID B. MATHIS                                    ELIZABETH C. WERTH
Trustee                                            Assistant Secretary

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee



LEGAL COUNSEL                              VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                           222 North LaSalle Street
                                           Chicago, IL 60601

SHAREHOLDER SERVICE AGENT                  KEMPER SERVICE COMPANY
                                           P.O. Box 419557
                                           Kansas City, MO 64141
                                           1-800-621-1048

CUSTODIAN AND TRANSFER AGENT               INVESTORS FIDUCIARY TRUST COMPANY
                                           127 West 10th Street
                                           Kansas City, MO 64105

INDEPENDENT AUDITORS                       ERNST & YOUNG LLP
                                           233 South Wacker Drive
                                           Chicago, IL 60606

INVESTMENT MANAGER                         KEMPER FINANCIAL SERVICES, INC.


PRINCIPAL UNDERWRITER                      KEMPER DISTRIBUTORS, INC.
                                           120 South LaSalle Street
                                           Chicago, IL 60603



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